Exhibit 99.2

ICG Group, Inc. (“ICG”) announced that Procurian Inc. (“Procurian”) has signed a definitive agreement to be acquired by an affiliate of Accenture plc (“Accenture”) (such transaction, the “Transaction”). ICG expects the Transaction to close in the quarter ended December 31, 2013. In anticipation of the Transaction, ICG is providing the following items:

(1)	Pro forma financial information with respect to (a) ICG’s consolidated balance sheet as of June 30, 2013, (b) ICG’s consolidated statements of operations for the six months ended June 30, 2013 and June 30, 2012 and (c) ICG’s consolidated statement of operations for the year ended December 31, 2012. This pro forma financial information reflects, among other things, the removal of Procurian’s results from ICG’s consolidated results. Additionally, the pro forma consolidated balance sheet as of June 30, 2013 reflects, among other things, (i) ICG’s receipt of its share of the estimated cash proceeds in the Transaction, as well as the estimated resultant gain, and (ii) ICG’s payment of its share of the estimated costs associated with the Transaction.

(2)	A schedule that reconciles ICG’s (a) GAAP revenue previously furnished for prior periods with (b) ICG’s GAAP revenue excluding Procurian for the same periods.

(3)	A “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” table and related notes that have been revised from the table and related notes provided with ICG’s earnings press releases for the periods from the quarter ended March 31, 2012 through the quarter ended June 30, 2013. The revised table and related notes reflect, among other things, (a) the removal of Procurian from previously reported amounts and (b) certain changes to the definitions set forth therein.

ICG GROUP, INC.

PRO FORMA CONSOLIDATED BALANCE SHEETS

As of June 30, 2013

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc. (4)	Sale of Procurian		Pro Forma ICG Group, Inc.
Assets
Current Assets
Cash and cash equivalents	$89,034	$288,850	(1),(2)	$377,884
Restricted cash	1,278	(896	)(2)	382
Accounts receivable, net of allowance	49,695	(39,805	)(2)	9,890
Deferred tax assets	348	(348	)(2)	—
Prepaid expenses and other current assets	5,714	(2,863	)(2)	2,851

Total current assets	146,069	244,938		391,007
Fixed assets, net	13,123	(6,254	)(2)	6,869
Ownership interests	14,685	—		14,685
Goodwill	119,845	(30,510	)(2)	89,335
Intangibles, net	67,231	(11,281	)(2)	55,950
Deferred tax assets – non-current	30,164	(30,164	)(2)	—
Cost method companies	15,008	—		15,008
Other assets, net	1,686	(484	)(2)	1,202

Total Assets	$407,811	$166,245		$574,056

Liabilities
Current Liabilities
Current maturities of long-term debt	$8,648	$(5,167	)(2)	$3,481
Accounts payable	7,328	(4,821	)(2)	2,507
Accrued expenses	9,232	(6,489	)(2)	2,743
Accrued compensation and benefits	10,375	(5,636	)(2)	4,739
Deferred revenue	20,828	(2,362	)(2)	18,466

Total current liabilities	56,411	(24,475)		31,936
Long-term debt	26,274	(16,004	)(2)	10,270
Deferred revenue	197	—		197
Other liabilities	4,164	(2,028	)(2)	2,136

Total Liabilities	87,046	(42,507)		44,539

Redeemable noncontrolling interest (Note 4)	3,851	—		3,851

Equity
ICG Group, Inc.’s Stockholders’ Equity
Preferred stock, $0.01 par value; 10,000 shares authorized, none issued or outstanding	—	—		—
Common stock, $0.001 par value; 2,000,000 shares authorized, 42,376 shares (2013) issued	42	—		42
Treasury stock, at cost, 4,853 shares (2013)	(36,409)	—		(36,409)
Additional paid-in capital	3,554,678	—		3,554,678
Accumulated deficit	(3,242,534)	219,393	(3)	(3,023,141)
Accumulated other comprehensive income	90	(51	)(2)	39

Total ICG Group, Inc.’s Stockholders’ Equity	275,867	219,342		495,209
Noncontrolling Interest	41,047	(10,590	)(2)	30,457

Total Equity	316,914	208,752		525,666

Total Liabilities, Redeemable noncontrolling interest and Equity	$407,811	$166,245		$574,056

See accompanying notes to unaudited pro forma financial statements.

ICG GROUP, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For six months ended June 30, 2013

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc. (6)	Sale of Procurian (7)	Pro Forma ICG Group, Inc.
Revenue	$95,001	$(69,551)	$25,450
Operating expenses
Cost of revenue	60,215	(51,096)	9,119
Sales and marketing	17,092	(4,994)	12,098
General and administrative	20,664	(4,201)	16,463
Research and development	6,297	(2,833)	3,464
Amortization of intangible assets	4,825	(790)	4,035
Impairment related and other	772	(475)	297

Total operating expenses	109,865	(64,389)	45,476

Operating income (loss)	(14,864)	(5,162)	(20,026)
Other income (loss), net	(912)	802	(110)
Interest income	93	(6)	87
Interest expense	(947)	241	(706)

Income (loss) before income taxes, equity loss and noncontrolling interest	(16,630)	(4,125)	(20,755)
Income tax (expense) benefit	(1,276)	1,132	(144)
Equity loss	(1,624)	—	(1,624)

Income (loss) from continuing operations	(19,530)	(2,993)	(22,523)
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	(1,650)	(410)	(2,060)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$(17,880)	$(2,583)	$(20,463)

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$(0.49)	$(0.07)	$(0.56)

Shares used in computation of basic income (loss) per share	36,590	36,590	36,590

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$(0.49)	$(0.07)	$(0.56)

Shares used in computation of diluted income (loss) per share	36,590	36,590	36,590

See accompanying notes to unaudited pro forma financial statements.

ICG GROUP, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For six months ended June 30, 2012

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc. (6)	Sale of Procurian (7)	Pro Forma ICG Group, Inc.
Revenue	$77,520	$(67,909)	$9,611
Operating expenses
Cost of revenue	48,354	(44,333)	4,021
Sales and marketing	9,408	(4,834)	4,574
General and administrative	18,015	(4,934)	13,081
Research and development	5,854	(3,414)	2,440
Amortization of intangible assets	1,860	(53)	1,807
Impairment related and other	287	(146)	141

Total operating expenses	83,778	(57,714)	26,064

Operating income (loss)	(6,258)	(10,195)	(16,453)
Other income (loss), net	1,451	176	1,627
Interest income	230	(24)	206
Interest expense	(196)	177	(19)

Income (loss) before income taxes, equity loss and noncontrolling interest	(4,773)	(9,866)	(14,639)
Income tax (expense) benefit	(932)	902	(30)
Equity loss	(5,539)	—	(5,539)

Income (loss) from continuing operations	(11,244)	(8,964)	(20,208)
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	1,008	(1,112)	(104)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$(12,252)	$(7,852)	$(20,104)

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$(0.34)	$(0.22)	$(0.56)

Shares used in computation of basic income (loss) per share	36,037	36,037	36,037

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$(0.34)	$(0.22)	$(0.56)

Shares used in computation of diluted income (loss) per share	36,037	36,037	36,037

See accompanying notes to unaudited pro forma financial statements.

ICG GROUP, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For twelve months ended December 31, 2012

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical ICG Group, Inc.(5)	Sale of Procurian (7)	Pro Forma ICG Group, Inc.
Revenue	$166,593	$(139,953)	$26,640
Operating expenses
Cost of revenue	105,762	(95,404)	10,358
Sales and marketing	21,920	(9,770)	12,150
General and administrative	38,805	(9,682)	29,123
Research and development	14,175	(6,777)	7,398
Amortization of intangible assets	5,590	(753)	4,837
Impairment related and other	1,548	(418)	1,130

Total operating expenses	187,800	(122,804)	64,996

Operating income (loss)	(21,207)	(17,149)	(38,356)
Other income (loss), net	57,879	(59)	57,820
Interest income	442	(45)	397
Interest expense	(526)	542	16

Income (loss) before income taxes, equity loss and noncontrolling interest	36,588	(16,711)	19,877
Income tax (expense) benefit	(1,336)	1,228	(108)
Equity loss	(8,672)	—	(8,672)

Income (loss) from continuing operations	26,580	(15,483)	11,097
Less: Income (loss) from continuing operations attributable to the noncontrolling interest	368	(1,961)	(1,593)

Income (loss) from continuing operations attributable to ICG Group, Inc.	$26,212	$(13,522)	$12,690

Basic income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.73	$(0.38)	$0.35

Shares used in computation of basic income (loss) per share	35,890	35,890	35,890

Diluted income (loss) from continuing operations per share attributable to ICG Group, Inc.:	$0.72	$(0.37)	$0.35

Shares used in computation of diluted income (loss) per share	36,543	36,543	36,543

See accompanying notes to unaudited pro forma financial statements.

ICG Group, Inc.

Notes to the Pro Forma Consolidated Financial Statements

(Unaudited)

(1)	Gross proceeds from the sale of Procurian (including an anticipated adjustment to the purchase price through a working capital adjustment) are expected to be approximately $390 million, approximately $19.5 million of which would be held in escrow for one year following closing to satisfy indemnification claims. ICG’s escrowed proceeds of approximately $16.5 million are not taken into account for purposes of calculating the gain below in Note (3); additional gains would be recorded at such time and to the extent that escrowed amounts are released. At closing, ICG expects to receive approximately $307 million, after certain adjustments related to working capital, cash, debt, fees and other items.
(2)	Represents adjustments to eliminate assets and liabilities of the Procurian business and the non-controlling interest portion of Procurian.
(3)	To record the gain on the sale of ICG’s Procurian stock.

The reconciliation of estimated net gain is as follows:
Estimated proceeds received	$314,322,000
Estimated net assets sold	(88,082,000)
Estimated transaction expenses, net	(6,847,000)

Estimated net gain	$219,393,000

(4)	Represents the Consolidated Balance Sheet included in ICG’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013.
(5)	Represents the Consolidated Statements of Operations included in ICG’s Annual Report on Form 10-K for the year ended December 31, 2012.
(6)	Represents the Consolidated Statements of Operations included in ICG’s Quarterly Report on Form 10-Q for the year-to-date periods ended June 30, 2012 and 2013, as applicable.
(7)	Represents adjustments to eliminate Procurian’s results of operations; these adjustments result in the elimination of income from continuing operations of $2.6 million, $7.9 million and $13.5 million from ICG’s consolidated statements of operations for the six-month interim periods ended June 30, 2013 and June 30, 2012 and the year ended December 31, 2012, respectively. Transaction costs are also excluded.

ICG Group, Inc.

Reconciliation of GAAP Revenue, as reported, to GAAP Revenue (excluding Procurian)

(In thousands)

(Unaudited)

	2012				2013
	Q1	Q2	Q3	Q4	Q1	Q2
GAAP Revenue, as reported:	$34,698	$42,822	$45,489	$43,584	$46,339	$48,662

Procurian revenue*	(30,487)	(37,422)	(37,491)	(34,553)	(34,365)	(35,186)

GAAP Revenue (excluding Procurian):	$4,211	$5,400	$7,998	$9,031	$11,974	$13,476

ICG Group, Inc.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

GAAP Net income (loss) attributable to ICG, as reported:	($7,020)	($5,994)	$21,341	$14,662	$19,068	($6,858)

Add back:
Share-based compensation	1,638	1,739	1,811	1,738	2,282	2,324
Amortization of intangibles	424	1,436	1,829	1,901	2,899	1,926
Impairment related and other	127	160	739	521	489	283
Other (income) loss, net	(397)	(1,054)	(31,570)	(24,858)	973	(61)
Acquired businesses’ deferred revenue	—	2,537	1,593	1,062	753	605
Equity loss	2,303	3,236	1,608	1,525	701	923
Income tax expense (benefit) - deferred	279	71	5	(222)	20	257
Impact of discontinued operations	1	204	1,854	423	(29,990)	(100)

Non-GAAP net income (loss), as reported	($2,645)	$2,335	($790)	($3,248)	($2,805)	($701)

Removal of Procurian’s contribution to Non-GAAP net income (loss) items above (excluding the income tax expense (benefit) - deferred line item)	(85)	(612)	(195)	(898)	(1,855)	(659)
Removal of historical income tax expense (benefit) - deferred previously reported	(279)	(71)	(5)	222	(20)	(257)
Removal of impact of discontinued operations previously reported	(1)	(204)	(1,854)	(423)	29,990	100
Inclusion of discontinued operations - historical and Procurian impact*	(1,636)	(6,382)	(2,345)	(2,120)	(28,226)	(2,448)
Inclusion of non-controlling interest (NCI) impact for discontinued operations - historical and Procurian impact	191	717	380	897	(2,267)	283

Non-GAAP net income (loss), as revised**	($4,455)	($4,217)	($4,809)	($5,570)	($5,183)	($3,682)

GAAP Net income (loss) per diluted share:	($0.19)	($0.17)	$0.59	$0.40	$0.52	($0.19)

Add back:
Share-based compensation	$0.05	$0.05	$0.05	$0.05	$0.06	$0.06
Amortization of intangibles	$0.01	$0.04	$0.05	$0.05	$0.08	$0.05
Impairment related and other	$0.00	$0.00	$0.02	$0.01	$0.01	$0.00
Other (income) loss, net	($0.01)	($0.03)	($0.89)	($0.69)	$0.03	($0.00)
Acquired businesses’ deferred revenue	$0.00	$0.07	$0.04	$0.03	$0.02	$0.02
Equity loss	$0.06	$0.09	$0.05	$0.04	$0.02	$0.03
Income tax expense (benefit) - deferred	$0.01	$0.00	$0.00	($0.01)	$0.00	$0.01
Impact of discontinued operations	$0.00	$0.01	$0.05	$0.01	($0.82)	($0.00)

Non-GAAP net income (loss) per diluted share, as reported	($0.07)	$0.06	($0.03)	($0.10)	($0.08)	($0.02)

Removal of Procurian’s contribution to Non-GAAP net income (loss) items above (excluding the income tax expense (benefit) - deferred line item)	($0.00)	($0.01)	($0.00)	($0.03)	($0.05)	($0.02)
Removal of historical income tax expense (benefit) - deferred previously reported	($0.01)	($0.00)	($0.00)	$0.01	($0.00)	($0.01)
Removal of impact of discontinued operations previously reported	($0.00)	($0.01)	($0.05)	($0.01)	$0.82	$0.00
Inclusion of discontinued operations - historical and Procurian impact*	($0.05)	($0.18)	($0.06)	($0.06)	($0.77)	($0.06)
Inclusion of NCI impact for discontinued operations - historical and Procurian impact	$0.01	$0.02	$0.01	$0.03	($0.06)	$0.01

Non-GAAP net income (loss) per diluted share, as revised***	($0.12)	($0.12)	($0.13)	($0.16)	($0.14)	($0.10)

Shares used in calcuation of GAAP net income (loss) per share attributable to ICG:
Basic	36,156	35,917	35,650	35,840	36,713	36,468
Diluted	36,156	35,917	36,273	36,912	36,713	36,468
Shares used in calcuation of non-GAAP net income (loss) per share attributable to ICG:
Basic	36,156	35,917	35,650	35,840	36,713	36,468
Diluted	36,156	35,917	35,650	35,840	36,713	36,468

*	It is anticipated that Procurian will be treated as discontinued operations when ICG releases its earnings and files its Form 10-Q for the quarter ended September 30, 2013.
**	See Item 1 of “About ICG’s Non-GAAP Financial Measures” below.
***	See Item 2 of “About ICG’s Non-GAAP Financial Measures” below.

About ICG’s Non-GAAP Financial Measures

The accompanying materials contain non-GAAP financial measures. The tables above reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP financial measures should not be considered as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. ICG strongly urges investors and potential investors in our securities to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures that are included in this release.

ICG’s management believes that its non-GAAP financial measures provide useful information to investors because they allow investors to view the business through the eyes of management and provide meaningful supplemental information regarding ICG’s operating results, as they exclude amounts that ICG excludes as part of its monitoring of operating results and assessment of the performance of the business.

ICG presents the following non-GAAP financial measures in this release: (1) non-GAAP net income (loss) (also referred to as adjusted net income (loss)) and (2) non-GAAP net income (loss) per diluted share (also referred to as adjusted net income (loss) per diluted share). ICG excludes items from these non-GAAP financial measures as described below.

(1)	Non-GAAP net income (loss), excludes the additional following items:

•	Share-based compensation. ICG excludes share-based compensation expenses associated with equity granted to employees and non-employee directors primarily because they are non-cash expenses that ICG does not consider part of ongoing operating results when assessing the performance of its business, and the exclusion of these expenses facilitates the comparison of results over different time periods and the comparison of ICG’s results with results of other companies.

•	Amortization of intangibles. ICG excludes amortization of acquired intangibles, primarily customer relationships and technology, because they are expenses that ICG does not consider part of ongoing operating results when assessing the performance of its business, and ICG believes that doing so facilitates comparisons to its historical operating results and to the results of other companies.

•	Impairment-related and other. ICG excludes the effect of impairment-related and other costs, which primarily include impairment charges, revaluation of contingent consideration, restructuring and severance fees, acquisition related costs, legal and settlement costs and other one-time costs, because ICG does not consider them part of ongoing operating results when assessing the performance of its business and believes it is useful for investors to understand the effects of these items on ICG’s operations.

•	Other income (loss), net. ICG excludes the effect of other income (loss), net, which primarily includes transaction-driven gains and losses, as well as certain foreign currency impacts, because ICG does not consider them part of ongoing operating results when assessing the performance of its business and believes it is useful for investors to understand the effects of these items on ICG’s operations.

•	Acquired businesses’ deferred revenue. ICG includes acquired businesses’ previously deferred revenues that are not recognized under GAAP because ICG considers them a part of ongoing operating results when assessing the performance of its business and believes it is useful for investors to understand the effects of these items on its operations.

•	Equity loss. In accordance with GAAP, ICG recognizes its share of the earnings or losses of each company accounted for under the equity method and adjusts the carrying amount for each such company for its share of the earnings or losses of the company. ICG excludes GAAP equity income (loss) because it is significantly impacted by factors outside its direct control.

•	Inclusion of discontinued operations – historical and Procurian impact. ICG includes (a) the impact of discontinued operations (historical and Procurian-related) for 2012 periods as ICG believes it is useful for investors to understand the effect of discontinued operations for all periods presented as compared to what ICG has historically presented and (b) the impact of discontinued operations in 2013 as ICG does not consider discontinued operations (historical and Procurian-related) a part of ongoing operating results when assessing the performance of its business.

•	Inclusion of non-controlling interest (NCI) on discontinued operations – historical and Procurian impact. ICG does not own 100% of the companies treated as discontinued operations (historical and Procurian-related). Therefore, ICG includes (a) the impact of the NCI on discontinued operations (historical and Procurian-related) for 2012 periods as ICG believes it is useful for investors to understand the effect of discontinued operations for all periods presented as compared to what ICG has historically presented and (b) the impact of the NCI on discontinued operations (historical and Procurian-related) in 2013 as ICG does not consider discontinued operations a part of ongoing operating results when assessing the performance of its business.

(2)	Non-GAAP net income (loss) per diluted share is calculated as follows:

•	Non-GAAP net income (loss) (as defined above) is the numerator.

•	Shares used in calculation of non-GAAP net income (loss) per diluted share. For periods where GAAP and non-GAAP net income (loss) are both losses, ICG uses the same number of shares used to calculate GAAP and non-GAAP net loss per share. For periods where GAAP and non-GAAP net income (loss) are both income, ICG uses the same number of shares used to calculate GAAP and non-GAAP net income per diluted share. For periods where GAAP net income (loss) is a loss but non-GAAP net income (loss) is income, ICG includes the impact of incremental dilutive securities for the period to determine non-GAAP net income per diluted share. For periods where GAAP net income (loss) is income but non-GAAP net income (loss) is a loss, ICG excludes the impact of incremental dilutive securities for the period to determine non-GAAP net loss per diluted share.

ICG believes that the following considerations apply to the non-GAAP financial measures that it presents:

•	ICG’s management uses non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share in internal reports used by management in monitoring and making decisions regarding ICG’s business, including in monthly financial reports prepared for management and in periodic reports to ICG’s Board of Directors.

•	An important limitation of ICG’s non-GAAP financial measures is that they exclude expenses, some of which may be significant, that are required by GAAP to be recorded. In addition, non-GAAP financial measures are subject to inherent limitations because they reflect the exercise of judgments by management about which charges to exclude from the non-GAAP financial measures.

•	To mitigate the limitations associated with non-GAAP financial measures, ICG reconciles its non-GAAP financial measures to the nearest comparable GAAP financial measures and recommends that investors and potential investors do not give undue weight to its non-GAAP financial measures.